Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (date of earliest event reported):

April 24, 2008

NaturalNano, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place

Pittsford, New York 14534

(Address of principal executive offices)

(585) 267-4850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

1.

On April 25, 2008, NaturalNano, Inc. (the “Company”) dismissed McGladrey & Pullen, LLP (“M&P”) as its independent registered public accounting firm for the Company. On April 24, 2008, we engaged Freed Maxick & Battaglia, CPAs, PC as our new independent registered public accounting firm.

2.

The audit report of M&P on the consolidated financial statements of NaturalNano, Inc. and subsidiary as of and for the year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that an explanatory paragraph was included in M&P’s report dated April 8, 2008 regarding the uncertainty of our ability to continue as a going concern as referenced to Note 1 of our financial statements for the year ended December 31, 2007.

3.	The decision to engage Freed Maxick & Battaglia, CPAs, PC was approved by the audit committee of the board of directors.

4.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2006 and through April 24, 2008, the Company did not consult with Freed Maxick & Battaglia, CPAs, PC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Freed Maxick & Battaglia, CPAs, PC did not provide either a written report or oral advice to the Company that Freed Maxick & Battaglia, CPAs, PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2007 and through the date of this Current Report, there were: (i) no disagreements between the Company and M&P on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Our financial statements for the fiscal year ended December 31, 2006 were audited by other auditors which change in auditors was reported on Form 8-K dated January 4, 2008.

6.

The Company has provided M&P a copy of the disclosures in this Form 8-K and has requested that M&P furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not M&P agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated April 29, 2008 furnished by M&P in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter dated April 29, 2008 from M&P to the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO, INC.

/s/Kent A. Tapper
Date: April 29, 2008	Kent A. Tapper
Chief Financial Officer